UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

October 28, 2004

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California	000-21484	94-2549086
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Encinal Street

Santa Cruz, California 95060

(Address of principal executive offices, including zip code)

(831) 427-7222

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit Number	Document
99.1	Text of press release issued by Tarantella, Inc., dated October 28, 2004, reporting the results of operations for Tarantella’s fourth fiscal quarter for the period ended September 30, 2004, and for the fiscal year for the period ended September 30, 2004.

Item 2.02 Results of Operations and Financial Condition

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On October 28, 2004, Tarantella, Inc. issued a press release regarding its financial results for its fourth fiscal quarter for the period ended September 30, 2004, and for its fiscal year for the period ended September 30, 2004. The full text of the press release concerning the foregoing results is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date: October 28, 2004	By:	/s/ John M. Greeley
John M. Greeley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
99.1	Text of press release issued by Tarantella, Inc., dated October 28, 2004, reporting the results of operations for Tarantella’s fourth fiscal quarter for the period ended September 30, 2004, and for the fiscal year for the period ended September 30, 2004.